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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of

Report (Date of earliest event reported)                  July 24, 2003
                                         --------------------------------------

                                IBT Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Michigan
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                 (State or other jurisdiction of incorporation)

         O-18415                                    38-2830092
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(Commission File Number)              (IRS Employer Identification No.)


            200 East Broadway, Mount Pleasant, Michigan        48858
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           (Address of principal executive offices)         (Zip code)

                                (989) 772-9471
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               (Registrant's telephone number, including area code)


           (Former name or former address, if changed since last report.)








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FORM 8-K
IBT BANCORP, INC.

Item 7.  Financial Statements and Exhibits

        The following exhibit is filed as part of this report.

        Exhibit 99.1  IBT Bancorp, Inc. press release dated July 24, 2003.

Item 9.  Regulation FD Disclosure

        This information, furnished under this "Item 9. Regulation FD Disclosures," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

        On July 24, 2003, IBT Bancorp, Inc., a Michigan corporation, (the "Corporation"), issued an earnings press release announcing second quarter results for the first quarter of 2003, which press release is attached as
Exhibit 99.1 hereto and is hereby incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on July 25, 2003.

                                IBT Bancorp, Inc.
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                                By:  /s/Dennis P. Angner
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                                       Dennis P. Angner, President and
                                       Chief Executive Officer





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                                  EXHIBIT INDEX

99.1     IBT Bancorp, Inc. press release dated July 24, 2003.